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                                                                    EXHIBIT 10.2


                       MCCAW INTERNATIONAL (BRAZIL), LTD.

                             SHAREHOLDERS AGREEMENT

         THIS SHAREHOLDERS AGREEMENT (this "Agreement") is made as of January 29, 1997, by and among McCaw International (Brazil), Ltd., a Virginia corporation, formerly named Wireless Ventures of Brazil, Inc. (the "Company"), and the Persons listed as Shareholders on Exhibit I attached hereto, as amended from time to time, including McCaw International, Ltd., a Washington corporation ("MIL"), Telcom Ventures, LLC, a Delaware limited liability company ("Telcom") and the other Shareholders listed as the Founders on the signature pages to this Agreement (the "Founders") (collectively, the "Shareholders" and, individually, a "Shareholder").


         RECITALS

         The Founders are the owners of all of the Company's Class B Common Stock and MIL is the owner of all of the Company's Class A Common Stock (together with the Class B Common Stock, the "Common Stock"), and the Shareholders desire to enter into certain agreements relating to transfers of Common Stock and other issues relating to the Company.


         AGREEMENT

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are acknowledged and to further the interests of the Company and its present and future Shareholders, the parties agree as follows:


1.       TRANSFERABILITY

         1.1     TRANSFERS

         Except as otherwise provided in this Agreement, no Shareholder may sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise transfer to any Person (as defined in the Agreement and Plan of Merger between Nextel Communications, Inc., Dial Call Indimich, Inc. and the Company dated October 28, 1996 (the "Merger Agreement")) other than to one of its Affiliates (as defined in the Merger Agreement) or other than in connection with the grant of a security interest to secure a bona fide third-party financing (collectively, "Transfer," including, with correlative meanings, the terms "Transferring" and "Transferred") all or any part of any shares of Common Stock or other securities of the Company convertible into or exercisable for Common Stock (collectively, the "Shares") unless the Shareholder proposing such a Transfer (the "Selling Shareholder") has complied with the provisions of this
Section 1. For purposes of this Section 1, all shares of the Company's Class A Common Stock and Class B Common Stock shall be treated as shares of the same class.





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         1.2     RESTRICTIVE LEGEND

         Each certificate representing (a) Shares or (b) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall be stamped or otherwise imprinted with a legend setting forth the transfer restrictions imposed by this Agreement and applicable law as required by Section 10.2. The Shareholders consent to the Company' making a notation on its records and giving instructions to any transfer agent of the Shares in order to implement the restrictions on Transfer established in this Section 1.

         1.3      RIGHT OF FIRST REFUSAL

                  1.3.1   TRANSFERS BY SHAREHOLDERS

                  Except as otherwise provided in this Agreement, no Founder may Transfer any interest, direct or indirect, in all or any part of the Shares owned by such Shareholder (a) during the period beginning on the date hereof and ending on the date two years and 90 days after the date hereof (the "Grace Period") and (b) after the expiration of the Grace Period, unless, in the case of this clause (b) only, (i) the Selling Shareholder shall have made an offer to sell such Shares to the other Shareholders and the Company as provided in this Section 1.3 and (ii) such offer shall not have been accepted in the manner described in this Section 1.3. No Shareholder (including the Founders collectively) having beneficial ownership of less than 10% of the Common Stock at the time of any proposed Transfer by any other Shareholder shall have rights of first refusal as provided in this Section 1.3.

                  1.3.2   OFFER BY SELLING SHAREHOLDER

                  The offer referred to in Section 1.3.1 shall consist of a written offer (the "Offer") to the other Shareholders entitled to rights of first refusal (the "Offerees") to sell the Shares proposed to be Transferred (the "Offered Shares"). The Offer shall set forth (a) a statement of intention to effect a Transfer, (b) the number and class of Offered Shares, (c) the terms and conditions of the proposed Transfer, including (i) the purchase price for the Offered Shares and (ii) the identity and beneficial ownership of the third party or parties having made a bona fide offer to purchase the Offered Shares on such terms and conditions, and (d) the desired closing date of the transaction.

                  1.3.3   ACCEPTANCE OF OFFER

                  Within 30 days after its receipt of the Offer, the Offerees may, at their option, accept the Offer as to all or less than all of the Offered Shares by giving irrevocable written notice to the Selling Shareholder, the Company and the other Shareholders prior to the expiration of such 30-day period.

                  1.3.4    PRO RATA PORTION

                  The Offered Shares shall first be allocated to the Offerees. If the Offerees shall not have offered to purchase all the Offered Shares, the Company may elect to





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purchase any remaining Offered Shares.  To the extent that more than one
Offeree shall have elected to purchase Offered Shares pursuant to Section 1.3.3, each such Offeree may purchase up to its pro rata portion of such Offered Shares as determined in accordance with this Section 1.3.4. Each Offeree's pro rata portion of the Offered Shares is that proportion of the Offered Shares as the number of shares of voting capital stock of the Company held by such Offeree bears to the aggregate number of shares of voting capital stock of the Company held by such Offeree and all other Offerees who have exercised their rights of first refusal under this Section 1.3.

                  1.3.5   CLOSING

                  If the Offer is accepted as to all the Offered Shares, the parties shall use their best efforts to complete the closing of such purchase within 30 days after acceptance of the Offer. If, after expiration of such 30-day period, the closing of such purchase of all Offered Shares shall not have occurred (unless closing is subject only to receipt of required governmental or regulatory approvals) through no fault of the Selling Shareholder, then the Selling Shareholder may treat the Offer as having been rejected in its entirety. If the Offer is not accepted as to all the Offered Shares as provided in this Section 1.3, or is deemed to be rejected as set forth in the previous sentence, the Selling Shareholder may for a period of 60 days after such nonacceptance or deemed rejection Transfer the Offered Shares to the third party or parties designated in the Offer and on the terms and conditions specified in the Offer. A proposed Transfer after the expiration of such 60-day period or on any other terms shall again be subject to the rights of first refusal and other provisions of this Section 1.

         1.4     TAG-ALONG RIGHTS

                 1.4.1   TRANSFERS BY MIL

                 Except as otherwise provided in this Agreement, neither MIL nor any Affiliate of MIL may Transfer all or any part of the Shares owned by MIL or such Affiliate unless (a) MIL or such Affiliate shall have sent to each other Shareholder (each a "Tag-Along Offeree") a written offer (the "Tag-Along Offer") to include in such Transfer all or any portion of such Tag-Along Offeree's Tag-Along Shares (as defined below) at the same price and on the same terms as MIL or such Affiliate shall Transfer its Shares and (b) such offer shall not have been accepted in the manner described in this Section 1.4. Each Tag-Along Offeree's "Tag-Along Shares," which shall be calculated separately for each class of Shares included in the Offered Shares, shall mean that number of Shares of such class as is equal to the number of Shares of such class then owned by such Tag-Along Offeree multiplied by a fraction, the numerator of which is the number of Shares of such class being sold by MIL and its Affiliates and the denominator of which is the number of Shares of such class then owned by MIL and its Affiliates.





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                 1.4.2   TAG-ALONG OFFER

                 The Tag-Along Offer shall consist of a written offer to the Tag-Along Offerees to include Tag-Along Shares in the Shares proposed to be Transferred (the "Proposed Shares"). The Tag-Along Offer shall set forth (a) a statement of intention to effect such a Transfer, (b) the number and class of Proposed Shares, (c) the terms and conditions of the proposed Transfer, including the purchase price for the Proposed Shares, and (d) the desired closing date of the transaction.

                 1.4.3   ACCEPTANCE OF TAG-ALONG OFFER

                 Within 30 days after its receipt of the Tag-Along Offer, each Tag-Along Offeree may, at its option, accept the Tag-Along Offer as to all or less than all of such Tag-Along Offeree's Tag-Along Shares by giving irrevocable written notice to MIL, the Company and the other Shareholders prior to the expiration of such 30-day period. Any Tag-Along Shares to be Transferred by Tag-Along Offerees shall be substituted for an equal number of Proposed Shares.

                 1.4.4   CLOSING

                 MIL and those Tag-Along Offerees having accepted the Tag-Along Offer shall use their best efforts to complete the closing of any such Transfer within 30 days after the end of the 30-day offering period. If MIL and the Tag-Along Offerees shall fail to complete such Transfer within such 30-day closing period (unless closing is delayed due to the need for required governmental or regulatory approvals), or if MIL and the Tag-Along Offerees propose to effect a Transfer on different terms than those permitted by the Tag-Along Offer pursuant to Section 1.4.2, then any proposed Transfer shall again be subject to all the Transfer restrictions set forth in this Section 1.

         1.5     DRAG-ALONG RIGHTS OF MIL

                 1.5.1   RIGHT TO REQUIRE SALE OF THE COMPANY

                 Notwithstanding the other provisions of this Section 1, if MIL and its Affiliates seek to effect a transaction involving a bona fide sale of their entire interest in the Company to an unrelated third party or parties (a "Buyer"), whether by sale of shares, sale of all or substantially all assets, merger or otherwise (a "Sale"), the other Shareholders will, upon notice from MIL after compliance with the provisions of this Section 1.5, take all commercially reasonable actions required to assist in effecting such Sale, including, without limitation, Transferring or agreeing to Transfer the Shares owned by them at a price equal to that at which MIL is Transferring Shares and otherwise on identical terms and voting in favor of a transaction that results in such a Transfer.

                 1.5.2   PROCEDURE

                 MIL shall give written notice to the Company's Board of Directors (the "Board") and the other Shareholders of MIL's intent to effect a Sale of the Company.





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MIL may for a period of 180 days after such notice seek to effect a Sale of the
Company to a Buyer. If such Sale shall not have closed within such 180-day period (unless closing is delayed due to the need for required governmental or regulatory approval), any proposed Transfer shall again be subject to all the Transfer restrictions set forth in this Section 1.

         1.6     NO OTHER TRANSFER EFFECTIVE

         Except as provided in this Section 1, no Transfer of any right, title or interest in the Shares shall be effective, and the Company shall not record or recognize any such Transfer, until there has been compliance with the provisions of this Agreement. If no Offer is made as herein required, the Shareholders may nevertheless exercise their rights hereunder as to the Shares subject to any proposed Transfer, and they may do so at any time, including after the Transfer of the Shares.

2.       VOTING

         2.1     VOTING OF SHARES

         Each Shareholder shall vote all Shares owned by such Shareholder, or as to which such Shareholder has voting power, pursuant to the provisions of this Agreement.


         2.2     ELECTION OF DIRECTORS

         In elections of directors of the Company, the Shareholders shall vote in favor of (a) one or more candidates designated by the Founders, which candidates would represent no more than 10% of the directors of the Company; provided that so long as the Founders shall collectively own 10% or more of the Common Stock, the Founders shall have the right to designate at least one candidate for election to the Board and (b) all other candidates, all of whom shall have been designated by MIL. If at any time the Founders shall collectively own less than 10% of the Common Stock, the director or directors designated for election to the Board by the Founders (the "Founder Director") shall resign as a director. The Founders shall not have the right to designate any candidates for election to the board of directors or comparable governing body of any subsidiary of the Company.





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         2.3     VOTING TRUST

         If MIL and its Affiliates shall at any time have beneficial ownership of less than 50% but more than 25% of the Common Stock, the Founders and the Founder Director shall, subject to their fiduciary duties to the Company and all Shareholders, execute any legal document required by appropriate law, and thereafter cast all votes in favor of or against matters to be approved by the shareholders of the Company or the Board, as the case may be, in the same manner as MIL and its Affiliates and the directors nominated thereby, respectively; provided that this Section 2.3 shall not diminish any rights which the Founders otherwise have under Article Seven of the Company's Articles of Incorporation.


3.       REPURCHASE AT OPTION OF COMPANY OF COMMON STOCK OWNED BY FOUNDERS

         (a) If the Founder Director fails to approve any action proposed to the Board pursuant to Article Seven of the Company's Articles of Incorporation, or if the holders of Class B Common Stock fail to approve any such action proposed to the shareholders of the Company, the Company shall have the right, by written notice to the Founders given within 30 days of the vote of the Board, and upon approval of a simple majority of the directors of the Company (excluding the Founder Director), to repurchase all, but not less than all, of the Common Stock then owned by the Founders. Such repurchase shall close within 30 days of the final determination of Fair Market Value, subject only to completion of the appraisal process and receipt of required governmental or regulatory approvals. The repurchase price (the "Repurchase Price") shall equal the Appraised Fair Market Value (as defined below) of the Company as of the exercise date multiplied by a fraction, the numerator of which is the number of shares of Common Stock then owned by the Founders and the denominator of which is the total number of Shares (calculated on a fully diluted basis at the stated exercise price of all options). The Repurchase Price shall, at the Company's election, be payable in cash, common stock of Nextel Communications, Inc. ("Nextel Common Stock") or any combination thereof. Any Nextel Common Stock used as part of the Repurchase Price shall be either registered with the U.S. Securities and Exchange Commission (the "SEC") or registrable at the election of the Founders, exercisable by Telcom on behalf of the Founders, within 30 days after closing of the repurchase right. The Nextel Common Stock shall be valued at the average of the closing price of the Nextel Common Stock on the principal trading market on which such shares are traded over the 20 trading days prior to closing of the repurchase transaction. If paid in cash, the Repurchase Price shall be payable in four equal quarterly installments, beginning on the date of closing of the repurchase right and on each three-month anniversary thereof, with interest accruing on the unpaid principal at an annual rate equal to the annual rate of interest publicly announced by The Chase Manhattan Bank, N.A., or any successor thereto, in New York City as its prime rate from time to time (the "Prime Rate") plus 1%.

         (b) For purposes of this Agreement, "Fair Market Value" means the price that an unrelated third party would pay if it were to acquire all outstanding Shares (including all outstanding vested options at the stated exercise price thereof) in an arm's-length





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transaction, assuming that the Shares were being sold in a manner designed to attract all possible participants and without taking into consideration a control premium or minority discount. The "Appraised Fair Market Value" shall be determined in accordance with the following procedures: MIL shall select an investment banking firm of recognized national standing (the "First Appraiser"), which shall appraise the Fair Market Value and deliver its appraisal to the Company, Telcom and MIL, within 60 days of its engagement. If Telcom shall disagree with the Fair Market Value determined by such appraiser, then Telcom shall have the right to appoint an additional investment banking firm of recognized national standing (the "Second Appraiser"). If Telcom does not engage a Second Appraiser within 30 days of the First Appraiser's delivery of its appraisal, the First Appraiser's appraisal shall be the Appraised Fair Market Value. If Telcom engages a Second Appraiser, the Second Appraiser will appraise the Fair Market Value, and deliver its appraisal to the Company, Telcom and MIL, within 60 days of its engagement. If such difference between the two appraisals is less than 20% of the lower appraised value, then the Appraised Fair Market Value shall be the average of the two appraisals. If the difference is greater than or equal to 20% of the lower appraised value, the two appraisers shall engage a third independent investment banking firm of recognized national standing (the "Third Appraiser"), which shall appraise the Fair Market Value within 60 days of its engagement. The Appraised Fair Market Value shall be the average of the two appraised values which are closest in absolute U.S. dollars. All appraisals of Fair Market Value shall be as of the date of notice of exercise of the right. The expenses of the First Appraiser shall be borne by the Company; the expenses of the Second Appraiser, if any, shall be borne by the Founders; and the expenses of the Third Appraiser, if any, shall be borne equally by the Company and the Founders.


4.       FOREIGN OWNERSHIP RULES

         If at any time Brazilian law requires a reduction in the ownership of the Company by any parties then owning Shares, then

                 (a) Shares shall be sold on the same date pro rata by all Shareholders required to sell Shares on the same terms;

                 (b) such sales shall be at Appraised Fair Market Value, or as close thereto as achievable under the then-current regulatory conditions;

                 (c) such sales shall be made only to purchasers acceptable to MIL, which acceptance shall not be unreasonably withheld; and

                 (d) the parties shall use their reasonable best efforts to sell such Shares for cash.

5.       CAPITAL CALLS, PREEMPTIVE RIGHTS AND PLEDGES OF COMPANY STOCK

         5.1     GRACE PERIOD FOR FOUNDERS





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         Notwithstanding any capital contributions by any Shareholder to the
Company during the Grace Period, the Founders shall have no obligation to make any pro rata capital contribution to the Company, and the Shares held by the Founders as of the date hereof shall retain an aggregate interest in dividends and other cash or noncash distributions by the Company equal to their aggregate percentage ownership of the Common Stock (19% as of the date hereof, as such percentage may be reduced by the issuance of additional shares of Common Stock to any third party in accordance with Section 5.2) (the "Founders' Percentage"). The issuance of Common Stock to MIL or its Affiliates in connection with any such capital contributions shall not reduce the Founders' Percentage.

         5.2     PREEMPTIVE RIGHTS

         The Company may at any time issue additional shares of Common Stock to any third party at fair market value, as determined in good faith by a majority of the directors of the Company, so long as, after such issuance, the Founders' Percentage is not reduced to less than 17%. If the Company intends to issue additional shares of Common Stock to a third party such that the Founders would own in the aggregate less than 17% of the Common Stock, the Company shall deliver to the Founders a written notice at least 30 days prior to such proposed issuance. The Founders shall have the right, exercisable upon irrevocable written notice delivered to the Company at least 10 days prior to the date of proposed issuance, to purchase additional shares of Common Stock such that after such issuance, the Founders would own in the aggregate no more than 17% of the Common Stock; provided that the Founders may exercise their preemptive rights only if the Founders in the aggregate exercise such rights with respect to the maximum number of shares of Common Stock permitted hereunder. If some but not all of the Founders exercise such right, the number of shares issuable to each exercising Founder shall bear the same proportion to the aggregate number of shares issuable to all exercising Founders as the number of shares held by such exercising Founder prior to such issuance bears to the aggregate of shares held by all exercising Founders.

         5.3     FOUNDERS' "TRUE-UP" OPTION

         On or prior to the last day of the Grace Period, the Founders shall have the option, exercisable by Telcom on behalf of the Founders, to pay to the Company an amount (the "Antidilution Payment") equal to:

         FP x CC
        ---------
          1 - FP

where
"FP" is the Founders' Percentage; and
"CC" is the sum of (a) the aggregate amount of all capital contributions made to the Company by shareholders other than the Founders during the Grace Period and (b) the amount of each such capital contribution, multiplied by the Prime Rate plus 1%, per





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annum, for each capital contribution from the date such contribution was made to the date of payment of the Antidilution Payment.

         The Company shall deliver to Telcom a notice setting forth the calculation of the Antidilution Payment at least 30 days prior to the last day of the Grace Period; provided that the failure of the Company to deliver such calculation in a timely manner shall not affect the parties' rights and obligations hereunder; provided, further, that if such notice is not delivered in a timely manner, Telcom shall pay the Antidilution Payment upon the later of the last day of the Grace Period and 15 days after delivery of such notice.
Any Antidilution Payment shall be free of all withholding with respect to taxes of any nature, and if the Founders are required by applicable law to make any such withholding with respect to any such payment, such Antidilution Payment shall be increased so that after making all required withholdings, the Company shall receive an amount equal to the amount it would have received had such withholdings not been made. Upon receipt in full of the Antidilution Payment, the Company shall issue to the Founders on a pro rata basis, based on the number of shares then owned by each Founder, shares of Common Stock such that the percentage of the Common Stock owned by the Founders after such transfer equals the Founders' Percentage. If Telcom does not make the Antidilution Payment on the last day of the Grace Period, the Founders' interests in dividends and other cash or noncash distributions by the Company shall thereafter be proportionate to their respective shareholdings in the Company.

         If, within the 30-day period prior to the last day of the Grace Period, (a) MIL shall have offered to sell shares of Common Stock owned by MIL to Telcom for a price that is the economic equivalent of the transaction contemplated by the first paragraph of this Section 5.3, (b) Telcom shall have declined such offer and shall have made the Antidilution Payment to the Company, resulting in the Company being, in the judgment of a majority of the Board of Directors, over-capitalized, and (c) the Company immediately makes a dividend payment to the Shareholders in an aggregate amount less than or equal to the Antidilution Payment, then Telcom shall immediately make an additional payment to each Shareholder so that such Shareholder shall have received an amount equal to the dividend to which such Shareholder would be entitled if no taxes of any nature were payable with respect to such dividend payment.

         5.4     PLEDGES OF COMMON STOCK

         If the Company or any of the WVB Affiliates shall enter into a financing arrangement pursuant to which the lender requires the pledge of all of the Common Stock as security for such financing, and MIL and its Affiliates agree to pledge the Common Stock owned by them, then the Founders shall simultaneously pledge the Common Stock owned by them on the same terms and conditions as MIL and its Affiliates; provided that such lender shall have no recourse against the Founders in connection with such financing other than to the Common Stock so pledged and such pledge shall expressly permit the exercise and consummation of any repurchase right held by a holder of Class B Common Stock pursuant to the Company's Articles of Incorporation.





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6.       INTEREST OF SPOUSE

         6.1     INTEREST OF SPOUSE SUBJECT TO AGREEMENT

         Any property interest in the Shares now owned or hereafter acquired by the spouse of a Shareholder shall be subject to the terms of this Agreement and shall be subject to the same restrictions on Transfer described in Section 1 as if such interests were owned by a Shareholder and as if such spouse were a Shareholder.

         6.2     SIGNATURE OF SPOUSES

         Each Shareholder's spouse signing this Agreement acknowledges that he or she has read this Agreement and understands its contents, specifically this
Section 6. Notwithstanding the foregoing, absence of a spouse's signature hereto shall not alter the effectiveness hereof or the enforceability of the provisions contained herein as against such spouse or any Shareholder.

         Each spouse acknowledges that he or she has had the opportunity to obtain separate and independent counsel of his or her own choosing prior to signing this Agreement and has waived such right. Each spouse agrees that the Shares and any interest, community or otherwise, he or she has in them are subject to the provisions of this Agreement. Each spouse also agrees that his or her Shareholder-spouse may join in any future amendments or modifications of this Agreement without any further signature, acknowledgment, agreement or consent on his or her part and he or she designates his or her Shareholder-spouse attorney-in-fact for this purpose. Furthermore, each spouse agrees to take no action at any time to hinder the operation of this Agreement as to the Shares in which he or she has an interest.

7.       TERMINATION

         This Agreement shall lapse and be of no further force or effect upon the first of the following to occur:

                 (a) Merger, Sale or Liquidation. The approval by the Board and the Shareholders, as required by law and by the Company's Articles of Incorporation and Bylaws, of the merger of the Company with any other company as a result of which securities representing all or substantially all of the voting power of the Company are held by Persons that had less than a majority interest, directly or indirectly, in such securities prior to such merger, or of the sale of all or substantially all of the assets of the Company, or of its liquidation.

                 (b)     Agreement of Shareholders.  The written
agreement of holders of not less than 97% of the Common Stock to the termination of this Agreement.

                 (c) Public Offering. The closing of an offering by the Company of its equity securities to the public pursuant to a registration statement filed pursuant to the





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U.S. Securities Act of 1933, as amended (the "Act"), or the equivalent legislation of another country.

                 (d) Lapse of Time. The expiration of 21 years after the death of the last to die of the individual Shareholders named herein.

8.       REGISTRATION RIGHTS

         8.1     DEFINITIONS

                 For purposes of these registration rights:

                 (a)     The terms "register," "registered" and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

                 (b)     The term "Registrable Securities" means any
Common Stock held by the Holders, including Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which its rights under this Agreement are not assigned;

                 (c)     The number of shares of "Registrable
Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                 (d) The term "Holder" means MIL, the Founders or any of their Affiliates or permitted transferees; and

                 (e)     The term "Initiating Holders" means the
Holders who initiate the request for registration under Section 8.2(a).

         8.2     REQUEST FOR REGISTRATION

         (a) If at any time following six months after the closing of the Company's initial public offering, the Company shall receive a written request from MIL or any of its Affiliates or from Holders of at least 50% of the Registrable Securities then held by the Founders that the Company file a registration statement under the Act covering the registration for an underwritten public offering of Registrable Securities with estimated aggregate gross proceeds of at least $10,000,000, based on a good-faith estimate of the market price of the Common Stock, then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations contained in this Section 8, effect the registration under the Act of all Registrable Securities which the Holders request to be registered by their giving written





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notice to the Company within 20 days of the mailing by the Company of its previous notice to the Holders.

         (b) The right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 8.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriter must also be reasonably acceptable to the Company. Notwithstanding any other provision of this Section 8.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder.

         (c) The Company is obligated to effect only one registration pursuant to this Section 8.2 on behalf of MIL and its Affiliates and one registration pursuant to this Section 8.2 on behalf of the Founders, their Affiliates and permitted transferees; provided that, if the number of Registrable Securities to be registered by either such group is reduced pursuant to Section 8.2(b) to less than 75% of the Registrable Securities requested to be registered by such group, such registration shall not be deemed to be such group's demand registration pursuant to this Section 8.2(c).

         (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 8.2 a certificate signed by the President of the Company stating that, in the good faith judgment of the Board, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders.



         8.3     COMPANY REGISTRATION

         If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the

Company shall, at each such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 8.7, cause to be registered under the Act all of the Registrable Securities that each such Holder has so requested.

         8.4     OBLIGATIONS OF THE COMPANY

         Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                 (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

                 (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

                 (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of all securities covered by such registration statement;

                 (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                 (e)     In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; and

                 (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         8.5     FURNISH INFORMATION

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registration of their Registrable Securities and to execute such documents in connection with such registration as the Company may reasonably request.

         8.6     EXPENSES OF REGISTRATION

         In connection with any registration pursuant to this Agreement, the Company shall be responsible for the payment of all expenses of the registration, with the exception of underwriting commissions and discounts which shall be paid by the Company, the Holders and any other selling security holders in proportion to the aggregate value of the securities offered for sale by each of them. Notwithstanding the preceding sentence, Holders participating in a registration pursuant to Section 8.2 shall be responsible for the payment of all expenses directly related to such registration.

         8.7     UNDERWRITING REQUIREMENTS

         The Company shall not be required under Section 8.3 to include any of the Holders' securities in an underwritten offering of the Company's securities unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters believe will not jeopardize the success of the offering. The securities to be included in the registration in the event of such a reduction shall be apportioned first to the Company, then pro rata among the selling Holders according to the total amount of securities requested to be sold in such registration by such Holders, or in such other proportions as shall mutually be agreed to by such selling Holders.

         8.8     DELAY OF REGISTRATION

         No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         8.9     INDEMNIFICATION

         In the event any Registrable Securities are included in a registration statement under this Agreement:

                 (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, agents, employees and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each Person, if any, who Controls (as defined in the Merger Agreement) such Holder or underwriter within the meaning of the Act or the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, in light of the circumstances under which they were made, or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, partner, officer, agent, employee or director, underwriter or Controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation occurring in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or on behalf of, any such Holder, underwriter or Controlling Person.

                 (b)     To the extent permitted by law, each selling
Holder will indemnify and hold harmless the Company, each of its officers, directors, agents or employees, each Person, if any, who Controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its partners, officers, directors, agents or employees or any Person who Controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such officer, director, agent, employee, Controlling Person, or underwriter, or other such Holder or its partner, officer, director, agent, employee or Controlling Person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by, or on behalf of, such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such partner, officer, director, agent, employee, Controlling Person, underwriter or other such Holder, partner, officer, director, agent, employee or

Controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

                 (c) Promptly after receipt by an indemnified party under this Section 8.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8.9, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable period of time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 8.9 to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 8.9.

         8.10    "MARKET STAND-OFF" AGREEMENT

         The Holders hereby agree that they shall not, to the extent reasonably requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities for 180 days following the effective date of a registration statement of the Company filed under the Act; provided, however, that all officers and directors of the Company and all other Persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holders (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period.

         8.11    RIGHT TO TERMINATE REGISTRATION

         The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 8 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

9.       NONCOMPETITION

         Each Shareholder agrees that, until one year following termination of this Agreement with respect to such Shareholder, neither such Shareholder nor any Affiliate Controlled by such Shareholder shall in any way, by action or inaction, directly or indirectly, for itself or for the benefit of any other Person, own, manage, operate, join, Control or participate in the ownership, management, operation or Control of any Person that competes with the Company or any Affiliate thereof, or agrees to do any of the foregoing, in the business of Specialized Mobile Radio or paging in Brazil, other than wireless radio engineering, design or program management services and the manufacture and sale of related software and hardware products; provided that neither any Shareholder nor any Affiliate Controlled by such Shareholder may maintain an equity interest in any Person in which it owns an equity interest as of the date hereof, which equity interest entitles any Shareholder or any Affiliate Controlled by such Shareholder to control of policymaking or day-to-day operations of such Person or in connection with which any Shareholder or any Affiliate Controlled by such Shareholder has a representative on the board of directors, if such Person elects to engage in the business of cellular communications or Personal Communications Systems in Brazil.

10.      MISCELLANEOUS

         10.1    SPECIFIC ENFORCEMENT

         Each Shareholder expressly agrees that the Company and the other Shareholders will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Shareholder, each of the Company and the other Shareholders shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions of this Agreement.

         10.2    LEGEND

         Each certificate evidencing any Shares shall bear a legend substantially as follows:

                 The securities represented by this certificate are subject to the terms and conditions of the Shareholders Agreement among the Company and its Shareholders dated as of January 29, 1997, as at any time amended, and may not be sold, transferred or encumbered except in accordance with the terms and provisions of such Agreement, a copy of which is on file at the principal executive office of the Company and will be furnished to the holder of this certificate upon request and without charge.


         10.3    DELIVERY OF INFORMATION

         The Company shall deliver to each Shareholder and upon written request to any other Shareholder of the Common Stock:

                 (a) as soon as practicable, but in any event within 120 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company as of the end of such year and a statement of cash flows for such year, such financial statements to be prepared in accordance with U.S. generally accepted accounting principles and audited by independent certified public accountants of nationally recognized standing selected by the Company, and

                 (b) as soon as practicable, but in any event within 60 days after the end of each of the first three fiscal quarters, an income statement for such fiscal quarter, a balance sheet of the Company as of the end of such quarter and a statement of cash flows for such quarter, such financial statements to be prepared in accordance with U.S. generally accepted accounting principles and any other operating information provided to the Board.

         10.4    INSPECTION

         The Company shall permit each Shareholder owning more than 5% of the Common Stock at such Shareholder's expense to visit and inspect the Company's properties, to examine its books of accounts and records and to make copies and extracts therefrom, and to discuss the Company's business prospects, affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Shareholder and for purposes reasonably related to the business of the Company.

         10.5    COMPLIANCE WITH LAWS

         Each Shareholder represents, warrants and covenants that it and any director, officer, agent, employee or other Person acting on its behalf or on behalf of any Affiliate of it (a) have not been and will not be involved in the offering, paying or giving of anything of value, either directly or indirectly, to a government official, political party or candidate for political office to influence such Person or entity in the discharge of his, her or its official duties, (b) have not engaged and will not engage in any such unlawful conduct during the time of carrying out their duties and (c) have maintained and will maintain accounting books and records in reasonable detail and institute internal controls to ensure that such books and records accurately reflect corporate transactions and the disposition of assets.

         10.6    NOTICES

         Notices given hereunder shall be deemed to have been duly given on the date of personal delivery, on the date of facsimile transmittal (provided the addressor confirms receipt of any facsimile by the addressee), on the day after delivery by overnight courier or three days after mailing if mailed by certified or registered mail, return receipt requested, postage prepaid, to the party being notified at his, her or its address specified on the applicable signature page or such other address of which the addressee may subsequently notify the other parties in writing.

         10.7    ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS

         This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the Company and holders of 97% of the Common Stock; provided, however, that any new shareholder of the Company may execute this Agreement without the consent of the Founders. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

         10.8    GOVERNING LAW; SUCCESSORS AND ASSIGNS

         This Agreement shall for all purposes be governed by and construed in accordance with the laws of the state of Virginia and shall be binding upon the heirs, personal representatives, executors, administrators, successors and permitted assigns of the parties. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the state of Virginia or any Virginia state court if any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the state of Virginia or a Virginia state court.

         10.9    HEADINGS

         The headings of the sections of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

         10.10   COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

         10.11   SEVERABILITY

If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                      THE COMPANY:

                      McCAW INTERNATIONAL (BRAZIL), LTD.

                      By  /s/ KEITH D. GRINSTEIN
                         --------------------------------------
                         Its   President
                             ----------------------------------
                      Address:
                      Facsimile number:

                      THE SHAREHOLDERS:

                      McCAW INTERNATIONAL, LTD.


                      By  /s/ KEITH D. GRINSTEIN
                         --------------------------------------
                         Its   President
                             ----------------------------------
                      Address:  1191 Second Avenue, Suite 1600
                                Seattle, WA 98101
                      Facsimile number:  (206) 749-8384



                      THE FOUNDERS:

                      TELCOM VENTURES, LLC



                      By  /s/ RAJENDRA SINGH
                         --------------------------------------
                         Its   President
                             ----------------------------------

                      Address:  Arlington Courthouse Plaza II
                                2300 Clarendon Boulevard, Suite 800
                                Arlington, VA  22201
                      Facsimile number:  (703) 243-4960

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below approves this Agreement and constitutes and appoints Rajendra Singh and Neera Singh, duly authorized officers of Telcom Ventures, LLC, and each of them, his, her or its true and lawful attorney-in-fact, agent and proxy, with full power of substitution and resubstitution, for him, her or it and in his, her or its name, place and stead, in any and all capacities, to take all actions hereunder, including the signing of any and all amendments hereto, and to vote all common stock of the Company held by the undersigned, at a meeting of shareholders or by written consent, with the powers that the undersigned would possess if personally present at a meeting of shareholders, granting unto said attorneys-in-fact, agents and proxies and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, agents and proxies or any of them, or their or his, her or its substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                      SOUTH BEACH VENTURES INC.



                      By   /s/ SERGIO CARDOSO
                         --------------------------------------
                         Its   Director
                             ----------------------------------
                      Address:
                      Facsimile number:

                           /s/ RAJENDRA SINGH
                      ------------------------------------------

                      RAJENDRA SINGH
                      Address:
                      Facsimile number:


                           /s/ NEERA SINGH
                      ------------------------------------------

                      NEERA SINGH
                      Address:
                      Facsimile number:


                      THE HERSH RAJ SINGH EDUCATION
                         TRUST


                      By   /s/ NEERA SINGH
                         --------------------------------------
                         Its   Trustee
                             ----------------------------------
                      Address:
                      Facsimile number:

                      THE SAMIR RAJ SINGH EDUCATION
                        TRUST

                      By   /s/ NEERA SINGH
                         --------------------------------------
                         Its   Trustee
                             ----------------------------------
                      Address:
                      Facsimile number:

                      /s/ RAMESH MEHTA       by [sig]
                      ------------------------------------------
                      RAMESH MEHTA
                      Address:
                      Facsimile number:


                      /s/ VANDANA TANDON     by [sig]
                      ------------------------------------------
                      VANDANA TANDON
                      Address:
                      Facsimile number:

                                                                    Annex to
                                                                    Shareholders
                                                                    Agreement


                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                       MCCAW INTERNATIONAL (BRAZIL), LTD.

         FIRST. The name of the corporation is MCCAW INTERNATIONAL (BRAZIL), LTD. (the "Corporation").

         SECOND. The Corporation shall have two classes of common stock, Class A Common Stock, par value one cent ($0.01) per share ("Class A Common Stock"), and Class B Common Stock, par value one cent ($0.01) per share ("Class B Common Stock"). The total number of shares which the Corporation shall have the authority to issue is 45,000,000 shares of Class A Common Stock and 5,000,000 shares of Class B Common Stock.

                          A. Voting Rights. On all matters other than the election of Directors, and except as required by law, the shares of Class A Common Stock and Class B Common Stock shall vote together as a single class, with each share of Class A Common Stock having 90/81 votes per share and each share of Class B Common Stock having 10/19 votes per share.

                          B. Board of Directors. The holders of the outstanding shares of Class A Common Stock ("Class A Holders") shall have the right, as a class, to elect nine Directors. The holders of the outstanding shares of Class B Common Stock ("Class B Holders") shall have the right, as a class, to elect one Director.

                          C. Redemption Right of Class B Common Stock. Class B Holders shall be entitled to cause the Corporation to redeem all outstanding shares of Class B Common Stock on the terms set forth below.

                                  (i)      At any time after October 31, 2001
         and prior to November 1, 2003, or at any time after a Change of Control shall have occurred, the holder or holders of a majority of the then outstanding shares of Class B Common Stock may deliver a request for redemption to the Corporation, and upon receipt of such a request the Corporation shall be required to redeem all outstanding shares of Class B Common Stock on the terms specified below.

                                  (ii)     The Corporation shall schedule a
         closing (the "Closing") for such redemption on a date selected by the Corporation within six months of delivery of such notice, subject only to receipt of all required governmental or regulatory approvals, and shall promptly notify all Class B Holders of the time, date and place of the Closing.

                                  (iii)    At the Closing, the Corporation
         shall redeem all outstanding shares of Class B Common Stock for a price (the "Redemption Price") equal to the Appraised Fair Market Value of the Corporation as of the exercise date, multiplied by a fraction, the numerator of which is the number of shares of Class B Common

         Stock outstanding and the denominator of which is the number of shares of Common Stock (calculated on a fully-diluted basis at the stated exercise price of all options) then outstanding. The Redemption Price shall, at the Corporation's election, be payable in cash, publicly-traded common stock of any entity owning not less than 50% of the outstanding shares of Class A Common Stock ("Public Company Common Stock") or any combination thereof. Any Public Company Common Stock transferred as part of the Redemption Price shall be shares that are registered with the Securities and Exchange Commission or that are required to be so registered within 30 days after the Closing. The Public Company Common Stock shall be valued at the average of the closing prices on the principal market on which such stock is traded during the 20 trading days prior to the Closing. If paid in cash, the Redemption Price shall be payable in four equal quarterly installments, beginning on the date of closing of the repurchase right and on each three-month anniversary thereof, with interest accruing on the unpaid principal at the Prime Rate plus 1%.

                          For purposes of these Articles of Incorporation, a "Change of Control" means the acquisition by any person, entity or group after January 31, 1997 of the power, directly or indirectly, to elect a majority of the Corporation's Directors.

                          For purposes of these Articles of Incorporation, "Fair Market Value" means the price that an unrelated third party would pay if it were to acquire all outstanding equity interests of the Corporation (including all outstanding vested options) in an arm's-length transaction, assuming that such interests were being sold in a manner designed to attract all possible participants and without taking into consideration a control premium or minority discount. The "Appraised Fair Market Value" shall be determined in accordance with the following procedures: the Corporation shall select an investment banking firm of recognized national standing which has not provided services to the Corporation or any affiliate of the Corporation (an "Independent Appraiser") within the preceding 24 months (the "First Appraiser") which shall appraise the Fair Market Value and deliver its appraisal to the Corporation and the Class B Holders within 60 days of its engagement. If the majority of the Class B Holders shall disagree with the Fair Market Value determined by such Independent Appraiser then the majority of Class B Holders shall have the right to appoint an additional Independent appraiser (the "Second Appraiser"). If the Class B Holders do not engage a Second Appraiser within 30 days of the First Appraiser's delivery of its appraisal, the First Appraiser's appraisal shall be the Appraised Fair Market Value. If the Class B Holders engage a Second Appraiser, the Second Appraiser will appraise the Fair Market Value, and deliver its appraisal to the Corporation and the Class B Holders within 60 days of its engagement. If such difference between the two appraisals is 20% or less of the lower appraised value, the Appraised Fair Market Value will be the average of the two appraisals. If such difference between the two appraisals is more than 20% of the lower appraised value, the two appraisers shall engage a third Independent Appraiser (the "Third Appraiser"), which shall appraise the Fair Market Value within 60 days of its engagement. The Appraised Fair Market Value shall be the average of the two appraised values which are closest in absolute dollars. All appraisals of Fair Market Value shall be as of the date of receipt by the Corporation of the request for redemption right. The expenses of the First Appraiser shall be borne by the Corporation; the expenses of the Second Appraiser, if any, shall be borne by the Class B Holders, and the expenses of a Third Appraiser, if any, shall be borne equally by the Corporation on the one hand and the Class B Holders on the other hand.

                          For purposes of these Articles of Incorporation, "Prime Rate" means the rate announced by The Chase Manhattan Bank, N.A., or any successor thereto, in New York City from time to time as its "base" or "prime" rate.

                          D. No Preemptive Rights. The Class A Holders and the Class B Holders shall have no preemptive right to purchase or subscribe for any shares of capital stock of the Corporation of any class whether now or hereafter authorized or any securities convertible into or exchangeable for shares of Common Stock.

                          E. Other Rights. Except as otherwise stated herein, the rights of shares of Class A Common Stock and Class B Common Stock shall be equal in all respects.

         THIRD: The purpose of the corporation is to engage in any lawful activity for which corporations may be organized under the Virginia Stock Corporation Act.

         FOURTH: No officer or Director shall be personally liable to the Corporation or its shareholders in any proceedings brought by a shareholder in the right of the Corporation or brought by or on behalf of shareholders of the Corporation, for monetary damages assessed against an officer or Director arising out of a single transaction, occurrence or course of conduct. Notwithstanding the foregoing sentence, an officer or Director shall be liable to the extent provided by applicable law for (i) willful misconduct, (ii) a knowing violation of criminal law, (iii) a knowing violation of federal or state securities law, including, without limitation, insider trading or manipulation of the market for any security, or (iv) any transaction from which the officer or Director derived an improper personal benefit. Neither the subsequent amendment or repeal of this Article FOURTH shall apply to or have any effect on the liability of any officer or Director of the Corporation for or with respect to any acts or omissions of such officer or Director occurring prior to the date of any amendment or repeal of this Article FOURTH.

         FIFTH: The following actions shall require the affirmative vote of two-thirds of the number of Directors in office, including the Director elected by the Class B holders:

                          (a)     The amendment of the Articles of
Incorporation or Bylaws of the Corporation other than in the ordinary course of business.

                          (b)     The creation of any equity security senior to
the existing Common Stock or the amendment of any provision or rights of the existing classes of capital stock.

                          (c)     Permitting or causing the Corporation or any
of its material subsidiaries to issue voting securities that have voting rights different from those to which then-issued voting securities are entitled.

                          (d)     The dissolution, liquidation or spin-off of
the Corporation or any material WVB Affiliates (as defined in the Agreement and Plan of Merger relating to the Corporation dated as of October 28, 1996 (the "Merger Agreement")) or any portion thereof, or merging or effecting any acquisition involving the Corporation or any material WVB Affiliates, or selling all or substantially all of the Corporation's (or any material WVB Affiliate's) assets, except (i) as provided in the Merger Agreement or (ii) in transactions involving only the Corporation and Affiliates of the Corporation.

                          (e)     Permitting or causing the Corporation or any
of its subsidiaries (or any other Person to the extent the Corporation directly or indirectly controls such Person) to enter into any material contract, agreement or undertaking with McCaw International, Ltd. or any of its Affiliates (other than the Corporation or its subsidiaries) other than on an arm's-length, fair-market-value basis.

                          (f)     Permitting or causing the Corporation or any
of its Affiliates to issue, allot or dispose of securities or rights to receive securities of the Company, including options (but excluding employee options), other than for cash at fair market value.

         For purposes of these Articles of Incorporation, "Affiliate" of any Person (the "Subject") shall mean any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with the Subject.

         For purposes of these Articles of Incorporation, "Control" (including, with correlative meanings, the terms "Controlled by" and "under common Control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         For purposes of these Articles of Incorporation, "Person" shall mean any individual, partnership, joint-stock company, limited liability company, firm, corporation, association, unincorporated organization, joint venture, trust or other entity.